UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2006 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02         Results of Operations and Financial Condition.

On November 2, 2006, Nu Skin Enterprises, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2006, and certain other information. A copy of the Company’s press release is attached as Exhibit 99.1 to this report and incorporated by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(c)     Exhibit.

99.1	Nu Skin Enterprises’ press release dated November 2, 2006, regarding financial results for the third quarter and nine months ended September 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ Ritch N. Wood Ritch N. Wood Chief Financial Officer

Date: November 2, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Nu Skin Enterprises’ press release dated November 2, 2006, regarding financial results for the third quarter and nine months ended September 30, 2006.